Aug. 30, 2024
BNY Mellon Small Cap Value Fund

Effective September 1, 2024, the following information supplements the information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive a portion of the fund's management fee in the amount of .15% of the fund's average daily net assets until February 1, 2025. On or after February 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.